SUB-ITEM 77Q1

a) Amendment to Schedules A dated as of October 17, 2007 and October 26, 2007 to Agreement and Declaration of Trust of CRM Mutual Fund Trust

AMENDMENT
TO
SCHEDULE A
DATED AS OF OCTOBER 17, 2007
TO
AGREEMENT AND DECLARATION OF TRUST
OF
CRM MUTUAL FUND TRUST
SCHEDULE OF PORTFOLIOS AND CLASSES

Portfolio                                 Class of Shares

CRM Small Cap Value Fund                  Investor Shares
                                          Institutional Shares

CRM Small/Mid Cap Value Fund              Investor Shares
                                          Institutional Shares
                                          Advisor Shares

CRM Mid Cap Value Fund                    Investor Shares
                                          Institutional Shares

CRM Mid/Large Cap Value Fund              Investor Shares
                                          Institutional Shares
                                          Advisor Shares

CRM All Cap Value Fund                    Investor Shares
                                          Institutional Shares
                                          Advisor Shares

CRM 130/30 Value Fund                     Investor Shares
                                          Institutional Shares


EXHIBIT B
AMENDMENT
TO
SCHEDULE A
DATED AS OF OCTOBER 26, 2007
TO
AGREEMENT AND DECLARATION OF TRUST
OF
CRM MUTUAL FUND TRUST
SCHEDULE OF PORTFOLIOS AND CLASSES

Portfolio                                 Class of Shares

CRM Small Cap Value Fund
                                           Investor Shares
                                           Institutional Shares

CRM Small/Mid Cap Value Fund
                                                  Investor Shares
                                                  Institutional Shares

CRM Mid Cap Value Fund
                                                  Investor Shares
                                                  Institutional Shares

CRM Large Cap Opportunity Fund
                                                  Investor Shares
                                                  Institutional Shares
                                                  Advisor Shares

CRM All Cap Value Fund
                                                  Investor Shares
                                                  Institutional Shares
                                                  Advisor Shares

CRM 130/30 Value Fund
                                                  Investor Shares
                                                  Institutional Shares




SUB-ITEM 77Q1

(e)	Amended and Restated Schedule A and Schedule B dated
as of November 27, 2007 to Investment Advisory Agreement dated as of June 15, 2005 between CRM Mutual Fund Trust and
Cramer Rosenthal McGlynn, LLC

AMENDED AND RESTATED
SCHEDULE A AND SCHEDULE B
DATED AS OF NOVEMBER 27, 2007
TO
INVESTMENT ADVISORY AGREEMENT
DATED AS OF JUNE 15, 2005
BETWEEN
CRM MUTUAL FUND TRUST
AND
CRAMER ROSENTHAL MCGLYNN, LLC

       Schedule A and Schedule B to the Investment Advisory
Agreement between CRM Mutual Fund Trust and Cramer
Rosenthal McGlynn, LLC dated as of June 15, 2005 are hereby amended and restated as of the date set forth above as follows:


SCHEDULE A
TO
INVESTMENT ADVISORY AGREEMENT
BETWEEN
CRM MUTUAL FUND TRUST
AND
CRAMER ROSENTHAL MCGLYNN, LLC

Name of Funds
CRM Small Cap Value Fund
CRM Small/Mid Cap Value Fund
CRM Mid Cap Value Fund
CRM Large Cap Opportunity Fund
CRM All Cap Value Fund
CRM 130/30 Value Fund




SCHEDULE B
TO
INVESTMENT ADVISORY AGREEMENT
BETWEEN
CRM MUTUAL FUND TRUST
AND
CRAMER ROSENTHAL MCGLYNN, LLC

Fund                                                Fee Schedule
                                                 Annual Fee as a % of
                                              Average Daily Net Assets

CRM Small Cap Value Fund
                                   .75% of the Fund's first $1 billion
                                  of average daily net assets; .70% of
                                 the Fund's next $1 billion of average
                               daily net assets; and .65% of the Fund's
                              average daily net assets over $2 billion.


CRM Small/Mid Cap Value Fund

                                   .75% of the Fund's first $1 billion
                                  of average daily net assets; .70% of
                                 the Fund's next $1 billion of average
                               daily net assets; and .65% of the Fund's
                              average daily net assets over $2 billion.


CRM Mid Cap Value Fund
                                   .75% of the Fund's first $1 billion
                                  of average daily net assets; .70% of
                                 the Fund's next $1 billion of average
                               daily net assets; and .65% of the Fund's
                              average daily net assets over $2 billion.


CRM Large Cap Opportunity Fund
                                   .75% of the Fund's first $1 billion
                                  of average daily net assets; .70% of
                                 the Fund's next $1 billion of average
                               daily net assets; and .65% of the Fund's
                              average daily net assets over $2 billion.




CRM All Cap Value Fund
                                 .95% of the Fund's first $1 billion
                                of average daily net assets; .90% of
                               the Fund's next $1 billion of average
                             daily net assets; and .85% of the Fund's
                            average daily net assets over $2 billion.


CRM 130/30 Value Fund
                                   1.25% of the Fund's average daily
                                   net assets

IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

CRM MUTUAL FUND TRUST

By:    /s/ Ronald H. McGlynn
Name: Ronald H. McGlynn
Title: Chief Executive Officer

CRAMER ROSENTHAL MCGLYNN, LLC

By:   /s/ Carlos Leal
Name: Carlos Leal
Title: Chief Financial Officer